Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (hereinafter referred to as this “Amendment”) is dated as of August 24, 2011 (the “Effective Date”), by and among HOLLYFRONTIER CORPORATION (“HollyFrontier”), and CERTAIN SUBSIDIARIES OF HOLLYFRONTIER, as Borrowers (collectively, “Borrowers”), the LENDERS party hereto (“Lenders”), and UNION BANK, N.A., as Administrative Agent (“Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrowers, Administrative Agent and Lenders have entered into that certain Credit Agreement dated as of July 1, 2011 (the “Credit Agreement”);

WHEREAS, Administrative Agent, Lenders, and Borrowers desire to (i) amend the Credit Agreement and (ii) waive certain violations of the Credit Agreement, in each case as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Administrative Agent and Lenders hereby agree as follows:

SECTION 1.   Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Fixed Charge Coverage Ratio.  The definition of Fixed Charge Coverage Ratio shall be and it hereby is amended and restated in its entirety to read as follows:

“Fixed Charge Coverage Ratio”:  the ratio, determined on a consolidated basis for the Group Members for the period of four Fiscal Quarters most recently ended for which financial statements have been, or were required to be, delivered pursuant to Section 8.2, of (a) Consolidated EBITDA minus Unfinanced Capital Expenditures made during such period, minus federal and state taxes paid in cash during such period, including estimated tax payments (in each case, without giving effect to any tax refunds), minus Restricted Payments made during such period, to the extent permitted pursuant to Section 9.5 to (b) Fixed Charges; provided that for purposes of clarity, to the extent any four Fiscal Quarter period includes any Fiscal Quarter ending on or before June 30, 2011, such Fiscal Quarters ending on or before June 30, 2011, shall be included in the calculation of the Fixed Charge Coverage Ratio on a pro forma combined basis for Holly and FOC as determined by the Company and approved by the Administrative Agent based on the financial statements of Holly and FOC filed with the SEC for the periods ending on or before June 30, 2011, as if the transactions contemplated by the Merger Agreement had occurred on the first day of such period.

1.2 Calculation of Interest.  Clause (b) of Section 3.1 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(b) Interest shall accrue from the date the Loan is advanced or an Obligation is incurred or payable until paid by Borrowers.  Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Reference Rate shall be calculated on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  If a Loan is repaid on the day it was made, one day’s interest shall accrue.

1.3 Borrowing Base Certificate.  Clauses (a) and (b) of Section 8.1 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read as follows:

(a) by (i) the 30th day of August, September and October of 2011 and (ii) the 22nd day of  each month thereafter, a Borrowing Base Certificate from Borrower Agent as of the close of business of the previous month, calculating the Borrowing Base as of the last day of such previous month, accompanied by such supporting detail and documentation as shall be requested by Administrative Agent in its Credit Judgment; provided, however, at any time an Enhanced Reporting Trigger Period is in effect, the Company shall deliver a Borrowing Base Certificate by Wednesday of each calendar week (or the next Business Day if such day is not a Business Day) calculating the Borrowing Base as of the close of business of the immediately preceding week, accompanied by such supporting detail and documentation as shall be requested by Administrative Agent in its Credit Judgment;

(b) as soon as available but in no event later than (i) 30 days following the end of each Fiscal Month ending on or about July 31, 2011, August 31, 2011 and September 30, 2011 and (ii) 22 days following the end of each Fiscal Month thereafter: (i) a Schedule of Receivables of the Loan Parties for such Fiscal Month, in form reasonably satisfactory to Administrative Agent, certified by Borrower Agent, which Schedule of Receivables shall include an aged trial balance by Account Debtor, a summary and detailed aging of Receivables and a list of Approved Account Debtors; and (ii) a Schedule of Petroleum Inventory of the Loan Parties, in form reasonably satisfactory to Administrative Agent, certified by Borrower Agent, specifying each Loan Party’s cost (calculated on a first in, first out basis), at the lower of cost or market value, of such Loan Party’s Petroleum Inventory by location, and further specifying in-transit Petroleum Inventory and any other information that Administrative Agent may reasonably request;

1.4 Financial Statements. Clauses (b) and (c) of Section 8.2 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read as follows:

(b) as soon as available, but in any event within 45 days after the end of (i) the Fiscal Quarter ending June 30, 2011, (x) the unaudited consolidated balance sheet of FOC and its consolidated Subsidiaries, as of the end of such Fiscal Quarter, and the related unaudited consolidated statements of income or operations and cash flows, (y) the unaudited consolidated balance sheet of Holly and its consolidated Subsidiaries, as of the end of such Fiscal Quarter, and the related unaudited consolidated statements of income or operations and cash flows, and (z) to the extent there are any Unrestricted Subsidiaries at the end of such Fiscal Quarter, the consolidated and consolidating balance sheet of Holly and the other Group Members that were Holly Subsidiaries as of June 30, 2011 and related unaudited consolidated and consolidating statements of operations, and (ii) each of the first three Fiscal Quarters of each Fiscal Year of the Company beginning with the Fiscal Quarter ending September 30, 2011, the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries, as of the end of such Fiscal Quarter, and the related unaudited consolidated statements of income or operations and cash flows and, to the extent there are any Unrestricted Subsidiaries at the end of such Fiscal Quarter, the consolidated and consolidating balance sheet of the Company and the other Group Members and related unaudited consolidated and consolidating statements of operations; in each case, with respect to clause (i) and (ii) above, as at the end of such Fiscal Quarter and the portion of the Fiscal Year through the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter from the previous Fiscal Year and the corresponding portion of the Fiscal Year through the end of such Fiscal Quarter from the previous Fiscal Year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes).

(c) as soon as available but in no event later than 30 days following the end of each Fiscal Month, commencing with the Fiscal Month ending on or about July 31, 2011, the unaudited consolidated and consolidating balance sheet of the Company and its consolidated Subsidiaries, and the related unaudited consolidated and consolidating statements of income or operations, or cash flows and, to the extent there are any Unrestricted Subsidiaries at the end of such Fiscal Month, the consolidated and consolidating balance sheet of the Company and the other Group Members and related unaudited consolidated and consolidating statements of operations; in each case as at the end of such month and the portion of the Fiscal Year through the end of such month, setting forth in each case in comparative form the figures for the corresponding Fiscal Month from the previous Fiscal Year and the corresponding portion of the previous Fiscal Year through the end of such Fiscal Month from the previous Fiscal Year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes).

1.5 Investments.  Section 9.6(d) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

 (d) (i) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the Ordinary Course of Business, and (ii) Investments received in satisfaction or partial satisfaction of unpaid Receivables, other than Eligible Receivables, to the extent reasonably necessary in order to prevent or limit loss;

1.6 Dispositions.  Section 9.10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 9.10 Dispositions.  Make any Disposition or enter into any agreement to make any Disposition, except:

 (a) Dispositions of property that is either obsolete or no longer materially beneficial in its business, whether now owned or hereafter acquired, in the Ordinary Course of Business; provided that not less than 75% of the consideration for such Disposition is cash or Cash Equivalents or credit against the purchase price of other property used in the Ordinary Course of Business;

 (b) Dispositions of (i) inventory and cash and Cash Equivalents in the Ordinary Course of Business and (ii) Receivables in the Ordinary Course of Business in connection with the collection or compromise thereof;

 (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of other property used in the Ordinary Course of Business, (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of other property or (iii) such property is no longer materially beneficial in its business; provided that with respect to any Disposition under clause (ii) or (iii) not less than 75% of the consideration received for such Disposition is in the form of cash or Cash Equivalents;

 (d) Dispositions of property by any Restricted Subsidiary to any Borrower or by any Loan Party to any other Loan Party;

 (e) Dispositions consisting of Investments permitted under (i) Section 9.6(a), so long as the consideration received for such Disposition is cash or Cash Equivalents, (ii) clause (ii) of Section 9.6(d), or (iii) Sections 9.6(e), (h) or (m); provided that, with respect to this clause (iii), either (A) both before and after giving effect to any such Disposition the Required Conditions are satisfied or (B) at least 75% of the consideration received for such Disposition is in the form of cash or Cash Equivalents;

 (f) Dispositions permitted by Section 9.3;

 (g) Dispositions of logistics assets and other master limited partnership qualifying assets (which shall not include, in any event, any Collateral) by a Borrower or any Restricted Subsidiary to (i) any of the MLP Parties; provided that with respect to this clause (i) at the time of such Disposition, no Default shall exist or would result from such Disposition or (ii) any Person (other than any of the MLP Parties); provided that with respect to this clause (ii) (A) both before and after giving effect to such Disposition, the Required Conditions are satisfied or (B) at least 75% of the consideration received for such Disposition is in the form of cash or Cash Equivalents;

 (h) So long as (i) no Default exists immediately before or shall exist immediately after giving effect to such Disposition and (ii) at least 75% of the consideration received for such Disposition is in the form of cash or Cash Equivalents, Dispositions by a Borrower or any Restricted Subsidiary of assets in a Sale and Leaseback Transaction if and to the extent that the corresponding lease obligation is permitted under Section 9.1(e);

 (i) Dispositions of any Investments permitted under Section 9.6(f) or (k); provided that (i) at least 75% of the consideration received for such Disposition is in the form of cash or Cash Equivalents, (ii) after giving effect to any such Disposition, (A) no Default shall have occurred and be continuing and (B) Borrowers shall be in compliance on a pro forma basis with the covenant set forth in Section 9.12 (regardless of whether a Financial Covenant Trigger Period is then in effect) as of the last day of the applicable period covered by the most recently delivered Compliance Certificate;

 (j) Dispositions of (i) Equity Interests of UNEV Pipeline, (ii) any other Investment in UNEV Pipeline, (iii) Equity Interests of Holly UNEV or (iv) the Equity Interests of any Person that directly or indirectly owns any Equity Interests in UNEV Pipeline, so long as, with respect to this clause (iv), such Equity Interests in UNEV Pipeline are the sole and only asset of such Person; provided that, with respect to each of the foregoing clauses (i) through (iv), (A) both before and after giving effect to such Disposition, the Required Conditions are satisfied, or (B) (1) at least 75% of the consideration received for such Disposition is in the form of cash or Cash Equivalents, (2) immediately before and immediately after giving effect to any such Disposition, no Default shall exist and (3) Borrowers shall be in compliance with, on a pro forma basis after giving effect to such Disposition, all covenants set forth in Section 9.12 (regardless of whether a Financial Covenant Trigger Period is then in effect)  as of the last day of the applicable period covered by the most recently delivered Compliance Certificate;

 (k) so long as both before and after giving effect to such Disposition the Required Conditions are satisfied, other Dispositions not otherwise permitted under the foregoing clauses (a) through (j) of this Section 9.10 (excluding Dispositions of Inventory and Receivables); and

 (l) so long as both before and after giving effect to such Disposition no Default exists, Dispositions of assets and property in an aggregate amount not to exceed $40,000,000 in any Fiscal Year (excluding Dispositions of Inventory and Receivables);

 provided, however, that any Disposition pursuant to clauses (a) through (l) of this Section 9.10 shall be for at least fair market value.

1.7 Schedules.  Schedule 6.21 of the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 6.21 attached hereto.

SECTION 2.   Limited Waiver.

(a)           Borrower Agent has advised Administrative Agent and Lenders of a delay in the timely delivery of (i) the Borrowing Base Certificate, the Schedule of Receivables, the Schedule of Petroleum Inventory and other related detail and documentation as required pursuant to Sections 8.1(a) and 8.1(b) of the Credit Agreement for the Fiscal Month ending on or about July 31, 2011, (ii) the reports and other information regarding Lender Hedge Agreements, cash, Cash Equivalents and Liquidity as required pursuant to Section 8.1(d) of the Credit Agreement for the Fiscal Month ending on or about July 31, 2011, and (iii) the Compliance Certificate required pursuant to Section 8.3(a) of the Credit Agreement for the Fiscal Quarter ending on or about June 30, 2011, which delay has resulted in a violation of the forgoing provisions of the Credit Agreement (the “Specified Violations”).

(b)           Subject to the satisfaction of each of the conditions set forth in Section 3 of this Amendment, the Majority Lenders hereby waive the Specified Violations and any breach or Default resulting solely from the Specified Violations; provided that, the Borrowing Base Certificate, Schedule of Receivables, Schedule of Petroleum Inventory, the Compliance Certificate and the reports required pursuant to Section 8.1(d) of the Credit Agreement, in each case, with respect to the Fiscal Month ending on or about July 31, 2011, are delivered to the Administrative Agent on or before August 30, 2011.  By its signature below, each Borrower agrees that, except as expressly provided above, nothing herein shall be construed as a continuing waiver of any provision of the Credit Agreement or any other Loan Document.  Nothing contained herein shall obligate the Lenders to grant any additional waiver with respect to Section 8.1 or Section 8.3 of the Credit Agreement or of any other provision of the Credit Agreement or any other Loan Document.

SECTION 3.   Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the limited waiver set forth in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery.  Each Borrower, Lenders consisting of at least Majority Lenders and Administrative Agent shall have executed and delivered this Amendment.

3.2 No Default.  After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result.

3.3 Other Documents.  Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Administrative Agent.

SECTION 4.   Representations and Warranties of Borrowers.  To induce Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments and the limited waiver contained herein, each representation and warranty of such Borrower contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (or to the extent qualified by materiality, such representations and warranties shall be true and correct in all respects), except (i) to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and (ii) the representations and warranties in clauses (a) and (b) of Section 6.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively of Section 8.2 of the Credit Agreement, as amended hereby.

4.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by such Borrower of this Amendment and all documents, instruments and agreements contemplated herein are within such Borrower’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Borrower or result in the creation or imposition of any Lien upon any of the assets of such Borrower except for Liens permitted under Section 9.2 of the Credit Agreement.

4.3 Enforceability.  This Amendment has been duly executed and delivered by each Borrower and constitutes the valid and binding obligation of such Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default.  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.   Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens.  Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Borrower.  Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Borrower under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses.  Each Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.8 Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of law principles.

5.9 Reference to and Effect on the Loan Documents.

 (a)           This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

HOLLYFRONTIER CORPORATION

HOLLYFRONTIER REFINING & MARKETING LLC

HOLLY REFINING & MARKETING – TULSA LLC

HOLLY REFINING & MARKETING COMPANY – WOODS CROSS LLC

NAVAJO REFINING COMPANY, L.L.C.

FRONTIER EL DORADO REFINING LLC

FRONTIER REFINING LLC

By:  /s/ Stephen D. Wise

Name:  Stephen D. Wise

Title:  Vice President and Treasurer

First Amendment to Credit Agreement Signature Page

UNION BANK, N.A.,

as a Lender and as Administrative Agent, Swingline Lender and Issuing Bank

By:  /s/ Greg Stewart

Name:  Greg Stewart

Title:  Vice President

First Amendment to Credit Agreement Signature Page

BNP PARIBAS, as a Lender

By:  /s/ Betsy Jocher

Name:  Betsy Jocher

Title:  Director

By:  /s/ Richard Hawthorne

Name:  Richard Hawthorne

Title:  Director

First Amendment to Credit Agreement Signature Page

BANK OF AMERICA, N.A., as a Lender

By:  /s/ Mark Porter

Name:  Mark Porter

Title:  Senior Vice President

First Amendment to Credit Agreement Signature Page

TORONTO DOMINION (NEW YORK), LLC, as a Lender

By:  /s/ Bebi Yasin

Name:  Bebi Yasin

Title:  Authorized Signatory

First Amendment to Credit Agreement Signature Page

WELLS FARGO BANK, N.A., as a Lender

By:  /s/ Thomas Forbath

Name:  Thomas Forbath

Title:  Vice President

First Amendment to Credit Agreement Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:  /s/ Mikhail Faybusovich

Name:  Mikhail Faybusovich

Title:  Director

By:  /s/ Vipul Dhadda

Name:  Vipul Dhadda

Title:  Associate

First Amendment to Credit Agreement Signature Page

MORGAN STANLEY BANK, N.A., as a Lender

By:  /s/ Frank Jolley

Name:  Frank Jolley

Title:  Authorized Signatory

First Amendment to Credit Agreement Signature Page

LLOYDS TSB BANK PLC, as a Lender

By:  /s/ Christian Hammerbeck

Name:  Christian Hammerbeck
Title:	Vice President, Corporate Banking USA, H057

By:  /s/ Candi Obrentz

Name:  Candi Obrentz
Title:	Vice President, Financial Institutions, North America O013

First Amendment to Credit Agreement Signature Page

COMPASS BANK, as a Lender

By:  /s/ Dorothy Marchand

Name:  Dorothy Marchand

Title:  Senior Vice President

First Amendment to Credit Agreement Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Wes Fontana

Name:  Wes Fontana

Title:  Vice President

First Amendment to Credit Agreement Signature Page

THE FROST NATIONAL BANK, as a Lender

By:  /s/ Lane Dodds

Name:  Lane Dodds

Title:  Vice President

First Amendment to Credit Agreement Signature Page

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:  /s/ Rick Canonico

Name:  Rick Canonico

Title:  Authorized Signatory

First Amendment to Credit Agreement Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:  /s/ J. Devin Mock

Name:  J. Devin Mock

Title:  Vice President

First Amendment to Credit Agreement Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Andrew S. Bae

Name:  Andrew S. Bae

Title:  Vice President

First Amendment to Credit Agreement Signature Page

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:  /s/ Peter Armieri

Name:  Peter Armieri

Title:  Vice President

By:  /s/ Randall Abrams

Name:  Randall Abrams

Title:  Vice President

First Amendment to Credit Agreement Signature Page

UBS LOAN FINANCE LLC, as a Lender

By:  /s/ Mary E. Evans

Name:  Mary E. Evans

Title:  Associate Director

By:  /s/ Irja R. Otsa

Name:  Irja R. Otsa

Title:  Associate Director

First Amendment to Credit Agreement Schedule 6.21

SCHEDULE 6.21
Deposit Accounts

Bank	Account Name	Account Number	Purpose
Bank of America	HollyFrontier Corporation		Master concentration
Bank of America	Holly Refining & Marketing Company LLC		Wire / Lockbox / ACH receipts
Bank of America	Holly Refining & Marketing Company LLC		Outgoing wire / ACH payments
Bank of America	Holly Refining & Marketing Company LLC		EFT settlement (direct debit customers)
Bank of America	Holly Refining & Marketing Company LLC		Accounts payable controlled disbursement
Bank of America	Holly Refining & Marketing Company LLC		Special purpose / right of way check payments
Bank of America	Holly Refining & Marketing Company LLC		Lease crude payments (wires, checks, & ACH)
Bank of America	Navajo Refining Co., L.L.C		Old lease crude payments (to be closed)
Bank of America	HollyPayroll Services, Inc.		Payroll settlement
Bank of America	HollyFrontier Corporation		Flex spending controlled disbursement, ACH settlement
BBVA Compass	HollyFrontier Corporation		Compensating balance account
UMB Arizona	HollyFrontier Corporation		Compensating balance account
Fidelity Investments	HollyFrontier Corporation		Investment account
Brown Brothers Harriman	HollyFrontier Corporation		Investment account
Union Bank	HollyFrontier Corporation		Master concentration account for legacy FTO
Union Bank	Frontier Oil and Refining Company LLC		Revenue distribution account – legacy FTO
Union Bank	Frontier Oil and Refining Company LLC		General accounts payable – legacy FTO
Union Bank	HollyFrontier Corporation		Investment account
Union Bank	Frontier Refining LLC		Miscellaneous account – legacy FTO
Union Bank	HollyFrontier Corporation		Pledged LC Account
Frost Bank	HollyFrontier Corporation		Legacy FTO corporate payments and related sweep account
Wells Fargo Bank	Frontier Oil and Refining Company LLC		Lockbox and EFT settlement account – legacy FTO
Wells Fargo Bank	Holly Payroll Services, Inc.		Payroll account – legacy FTO
Wells Fargo Bank	HollyFrontier Corporation		Section 125 account – legacy FTO
Wells Fargo Bank	HollyFrontier Corporation		Medical payments account – legacy FTO
Wells Fargo Bank	Frontier El Dorado Refining LLC		Petty cash account – El Dorado refinery
Wells Fargo Bank	Frontier Refining LLC		Petty cash account – Cheyenne refinery
Wells Fargo Bank	HollyFrontier Corporation		Investment account – legacy FTO
Wells Fargo Bank	Frontier Oil Corporation		Investment account – legacy FTO
Reich & Tang	Frontier Oil Corporation		Investment account – legacy FTO
US Bank	Frontier Oil and Refining Company LLC		Investment account – legacy FTO

Lockboxes

Loan Party	Name and Address of Depository Institution	Account Number
HollyRefining & Marketing Company LLC	Bank of America Global Treasury Services 901 Main Street, 10th Floor Dallas, TX 75202
Frontier Oil and Refining Company LLC	Wells Fargo Bank 1700 Lincoln, 6th Floor Denver, CO 80203

First Amendment to Credit Agreement Schedule 6.21

CONSENT AND REAFFIRMATION

The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Credit Agreement (the “First Amendment”); (ii) consents to the Borrowers’ execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of the Guarantee and Collateral Agreement in favor of Administrative Agent and the other Secured Parties (the “Guaranty”) or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guarantee and Collateral Agreement and such Liens are and shall continue to remain in full force and effect.  Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for the Guarantee and Collateral Agreement to remain in full force and effect, and nothing herein shall create such duty or obligation.

[SIGNATURE PAGES FOLLOW]

First Amendment to Credit Agreement Consent and Reaffirmation

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Amendment.

GUARANTORS
                 BLACK EAGLE LLC (f/k/a Black Eagle, Inc.)
EAGLE CONSOLIDATION LLC
ETHANOL MANAGEMENT COMPANY LLC
FRONTIER PIPELINE LLC
FRONTIER REFINING & MARKETING LLC
HOLLY BIOFUELS LLC
HOLLYFRONTIER PAYROLL SERVICES, INC. (f/k/a Holly Payroll Services, Inc.)
HOLLY PETROLEUM, INC.
HOLLY REALTY, LLC
HOLLY REFINING COMMUNICATIONS, INC.
HOLLY TRANSPORTATION LLC
HOLLY UNEV PIPELINE COMPANY
HOLLY WESTERN ASPHALT COMPANY
HOLLYMARKS, LLC
HRM REALTY, LLC
LEA REFINING COMPANY
NAVAJO HOLDINGS, INC.
NAVAJO PIPELINE GP, L.L.C.
NAVAJO PIPELINE LP, L.L.C.
NAVAJO REFINING GP, L.L.C.
NAVAJO WESTERN ASPHALT COMPANY

By:	/s/ Stephen D. Wise
Name: Stephen D. Wise
Title: Vice President and Treasurer

NAVAJO PIPELINE CO., L.P. By: Navajo Pipeline GP, L.L.C., its general partner

By:	/s/ Stephen D. Wise
Name: Stephen D. Wise
Title: Vice President and Treasurer

First Amendment to Credit Agreement Consent and Reaffirmation

NK ASPHALT PARTNERS D/B/A/ HOLLY ASPHALT COMPANY By: Holly Western Asphalt Company, its general partner By: Navajo Western Asphalt Company, its general partner

By:	/s/ Stephen D. Wise
Name: Stephen D. Wise
Title: Vice President and Treasurer

First Amendment to Credit Agreement Consent and Reaffirmation